Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	13. SUBSEQUENT EVENTS In October 2014, the Company received gross proceeds of $135,000 from the sale of 245,456 shares of the Company’s Common Stock.

16. SUBSEQUENT EVENTS

 On April 30, 2014, Anchor entered into an Asset Purchase and Sale Agreement (the “Purchase Agreement”) with a Bank, pursuant to which Anchor sold to the Bank substantially all of its assets (the “Anchor Assets”), consisting primarily of its factoring portfolio (the “Portfolio Accounts”). The purchase price for the Anchor Assets equalled (1) 110% of the total funds outstanding associated with the Portfolio Accounts plus (2) an amount equal to 50% of the factoring fee and interest income earned by the Portfolio Accounts during the 12 month period following acquisition (“Earnout Payments”).  The sale of the Anchor Assets took place in a series of closings through May 15, 2014.  In connection with each closing, Anchor used the proceeds thereof to pay to Bank all amounts due for factor advances associated with the Portfolio Accounts acquired pursuant to such closing under Anchor’s Rediscount Facility Agreement with the Bank entered into as of November 30, 2011 (the “Rediscount Facility Agreement”).  In accordance with the Purchase Agreement, following the final closing thereunder all obligations of Anchor under the Rediscount Facility Agreement (and the associated Validity Warranty) are paid and satisfied in full and such agreement has been terminated and has no further force and effect.

On March 19, 2014 upon approval of the Board, FlexShopper entered into two Promissory Notes totaling $1,000,000, one with Morry Rubin and the other with a major shareholder and Director of the company. Each demand Promissory Note is for $500,000 and earns interest (payable monthly) at 10% per annum. The Promissory Notes are to assist FlexShopper in purchasing merchandise for lease to support FlexShopper’s growth.